 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 6, 2016

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Old Country Road, Suite 500
Carle Place, New York 11514

 (Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2016, 1-800-Flowers.com, Inc. (the "Company") entered into an employment agreement with James F. McCann (the "J. McCann Agreement") and Christopher G. McCann (the "C. McCann Agreement"), each of which is effective as of July 4, 2016, the first day of the Company's 2017 fiscal year.  Each of the J. McCann Agreement and the C. McCann Agreement is substantially the same as the agreement that it replaced except as described in this report.

Mr. J. McCann became the Executive Chairman of the Board of Directors with an annual salary of $975,000.  Pursuant to the J. McCann Agreement, he is eligible to participate in the Company's 2003 Long Term Incentive and Share Award Plan (the "2003 Plan") and earn up to 75% of his salary in the form of restricted shares upon the Company meeting certain performance goals but he is not eligible to participate in the Company's bonus program.  For each year of service, the Company shall also contribute an amount equal to the employee's base salary to his retirement account under the Company's Nonqualified Supplemental Deferred  Compensation Plan.

Mr. C. McCann became the Chief Executive Officer and President of the Company with an annual salary of $775,000.  Pursuant to the C. McCann Agreement, he is eligible for a bonus of up to 100% of his salary and a share award under the 2003 Plan of up to 90% of his salary, in each case, upon the Company meeting certain performance goals.

In each of the J. McCann Agreement and the C. McCann Agreement, the restrictive covenants were strengthened to expand the non-competition and non-solicitation provisions.  If the employee is made an individual party to a lawsuit by virtue of his employment with the Company, the Company will indemnify the employee for any costs associated therewith except in the event of gross negligence by the employee.

The foregoing description of the employment agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the J. McCann Agreement and the C. McCann Agreement, a copy of of which is filed as Exhibit 10.1 and 10.2, respectively, hereto and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

Exhibit 10.1   Employment Agreement made October 4, 2016, effective as of July 4, 2016, between 1-800-Flowers.com, Inc. and James F. McCann
Exhibit 10.2   Employment Agreement made October 4, 2016, effective as of July 4, 2016, between 1-800-Flowers.com, Inc. and Christopher G. McCann

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, Inc.

By:	/s/ William E. Shea
William E. Shea
Chief Financial Officer, Senior Vice-President
Finance and Administration

Date: October 6, 2016